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                                                                    EXHIBIT 10.9


                               ILEX ONCOLOGY, INC.

                      2000 EMPLOYEE STOCK COMPENSATION PLAN
                            (effective April 1, 2000)



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                               ILEX ONCOLOGY, INC.
                      2000 EMPLOYEE STOCK COMPENSATION PLAN

                                TABLE OF CONTENTS

                                                                                                            Section
                                                                                                            -------
ARTICLE I - PLAN

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                  Purpose.......................................................................................1.1
                  Term of Plan..................................................................................1.2

ARTICLE II - DEFINITIONS

                  Affiliate.....................................................................................2.1
                  Award.........................................................................................2.2
                  Award Agreement...............................................................................2.3
                  Board.........................................................................................2.4
                  Change of Control.............................................................................2.5
                  Code..........................................................................................2.6
                  Committee.....................................................................................2.7
                  Company.......................................................................................2.8
                  Corporate Change..............................................................................2.9
                  Disability...................................................................................2.10
                  Employee.....................................................................................2.11
                  Exchange Act.................................................................................2.12
                  Fair Market Value............................................................................2.13
                  Holder.......................................................................................2.14
                  Incentive Option.............................................................................2.15
                  Mature Shares................................................................................2.16
                  Non-Employee Director........................................................................2.17
                  Nonqualified Option..........................................................................2.18
                  Option.......................................................................................2.19
                  Option Agreement.............................................................................2.20
                  Outside Director.............................................................................2.21
                  Plan.........................................................................................2.22
                  Restricted Stock.............................................................................2.23
                  Restricted Stock Agreement...................................................................2.24
                  Restricted Stock Award.......................................................................2.25
                  Retirement...................................................................................2.26
                  Stock........................................................................................2.27
                  Ten Percent Stockholder......................................................................2.28
                  Voting Stock.................................................................................2.29



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
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ARTICLE III - ELIGIBILITY

ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

                  Authority to Grant Awards.....................................................................4.1
                  Dedicated Shares; Maximum Awards..............................................................4.2
                  Non-Transferability...........................................................................4.3
                  Requirements of Law...........................................................................4.4
                  Recapitalization or Reorganization of the Company.............................................4.5
                  Election Under Section 83(b) of the Code......................................................4.6

ARTICLE V - OPTIONS

                  Type of Option................................................................................5.1
                  Exercise Price................................................................................5.2
                  Duration of Options...........................................................................5.3
                  Amount Exercisable............................................................................5.4
                  Exercise of Options...........................................................................5.5
                  Exercise on Termination of Employment.........................................................5.6
                  Substitution Options..........................................................................5.7
                  No Rights as Stockholder......................................................................5.8

ARTICLE VI - RESTRICTED STOCK AWARDS

                  Restricted Stock Awards.......................................................................6.1
                  Holder's Rights as Stockholder................................................................6.2

ARTICLE VII - ADMINISTRATION

ARTICLE VIII - AMENDMENT OR TERMINATION OF PLAN

ARTICLE IX - MISCELLANEOUS

                  No Establishment of a Trust Fund..............................................................9.1
                  No Employment or Affiliation Obligation.......................................................9.2
                  Forfeiture ...................................................................................9.3
                  Tax Withholding...............................................................................9.4
                  Written Agreement.............................................................................9.5
                  Indemnification of the Committee and the Board................................................9.6
                  Gender........................................................................................9.7
                  Headings......................................................................................9.8
                  Other Compensation Plans......................................................................9.9


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
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                  Other Options or Awards......................................................................9.10
                  Governing Law................................................................................9.11


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                                    ARTICLE I

                                      PLAN

                 1.1 PURPOSE. The Plan is intended to advance the best interests of the Company and its stockholders by providing those persons who have responsibility for the management and growth of the Company and its Affiliates or other persons who provide services to the Company or any of its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue to serve the Company or any of its Affiliates.

                 1.2 TERM OF PLAN. The Plan is effective April 1, 2000. If within one year of that date it has not been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders, then any options granted as Incentive Options shall instead be treated as Nonqualified Options. No Award shall be granted under the Plan after March 31, 2010. The Plan shall remain in effect until all Awards under the Plan have been satisfied or expired.





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                                   ARTICLE II

                                   DEFINITIONS

                  The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

                  2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                  2.2 "AWARD" means any Incentive Option, Nonqualified Option, or Restricted Stock Award granted under the Plan.

                  2.3 "AWARD AGREEMENT" has the meaning ascribed to it in
Section 9.5.

                  2.4 "BOARD" means the board of directors of the Company.

                  2.5 "CHANGE OF CONTROL" means the occurrence of any of the following after the date on which the applicable Award is granted:

                  (i) the consummation of:

                           (x) a merger, consolidation or reorganization of the
                  Company with or into any other person if as a result of such merger, consolidation or reorganization, 50 percent or less of the combined voting power of the then- outstanding securities of the continuing or surviving entity immediately after such merger, consolidation or reorganization are held in the aggregate by the holders of Voting Stock immediately prior to such merger, consolidation or reorganization;

                           (y) any sale, lease, exchange or other transfer of
                  all or substantially all the assets of the Company and its consolidated subsidiaries to any other person if as a result of such sale, lease, exchange or other transfer, 50 percent or less of the combined voting power of the then-



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                  outstanding securities of such other person immediately after such sale, lease, exchange or other transfer are held in the aggregate by the holders of Voting Stock immediately prior to such sale, lease, exchange or other transfer; or

                           (z) the stockholders of the Company approve the
                  dissolution of the Company.

                           A transaction shall not constitute a Change in
                  Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

                  2.6 "CODE" means the Internal Revenue Code of 1986, as amended.

                  2.7 "COMMITTEE" means a committee of at least two persons appointed by the Board. The Committee shall be comprised solely of persons who are both Non-Employee Directors and Outside Directors.

                  2.8 "COMPANY" means ILEX Oncology, Inc, a Delaware corporation.

                  2.9 "CORPORATE CHANGE" shall have the meaning ascribed to it in Section 4.5.

                  2.10 "DISABILITY" means a medically determinable mental or physical impairment which, in the opinion of a physician selected by the Committee, shall prevent the Holder from engaging in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Holder was engaged in, or did not result from having engaged in, a felonious criminal enterprise;
(b) did not result from alcoholism or addiction to narcotics; (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Holder receives a military pension; and (d) did not result from an intentionally self-inflicted injury.

                  2.11 "EMPLOYEE" means a person employed by the Company or any Affiliate.

                  2.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  2.13 "FAIR MARKET VALUE" of the Stock as of any date means (a) the closing sale price for a share of the Stock on that date (or, if there was no sale on such date, the next preceding date on which there was such a sale) on the principal securities exchange or inter-dealer quotation market on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, an amount as determined by the Committee in its sole discretion.



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                 2.14 "HOLDER" means a person who has been granted an Award, or any person who is entitled to payment under an Award in accordance with the terms of the Plan.

                 2.15 "INCENTIVE OPTION" means an Option granted under the Plan which is designated as an "Incentive Option" and satisfies the requirements of section 422 of the Code.

                  2.16 "MATURE SHARES" means shares of Stock that the Holder has held for at least six months.

                  2.17 "NON-EMPLOYEE DIRECTOR" means a "non-employee director" as defined in Rule 16b-3 of the Exchange Act.

                  2.18 "NONQUALIFIED OPTION" means an Option granted under the Plan other than an Incentive Option.

                  2.19 "OPTION" means either an Incentive Option or a Nonqualified Option granted under the Plan to purchase shares of Stock.

                  2.20 "OPTION AGREEMENT" means the written agreement which sets out the terms of an Option.

                  2.21 "OUTSIDE DIRECTOR" means a member of the Board serving on the Committee who is not a current Employee of the Company, is not a former Employee of the Company who receives compensation for prior services (other than benefits under a tax qualified retirement plan) during the taxable year, has not been an officer of the Company and does not receive remuneration from the Company either directly or indirectly, in any capacity other than as a Director.

                  2.22 "PLAN" means the ILEX Oncology, Inc. 2000 Employee Stock Compensation Plan, as set forth in this document and as it may be amended from time to time.

                  2.23 "RESTRICTED STOCK" means stock awarded or purchased under the Plan pursuant to a Restricted Stock Agreement.

                  2.24 "RESTRICTED STOCK AGREEMENT" means the written agreement which sets out the terms of a Restricted Stock Award.

                  2.25 "RESTRICTED STOCK AWARD" means an Award of Restricted Stock.

                  2.26 "RETIREMENT" means the termination of an Employee's employment relationship with the Company and all Affiliates after completing at least five years of service and attaining the age of 65.




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                  2.27 "STOCK" means the common stock of the Company, no par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

                  2.28 "TEN PERCENT STOCKHOLDER" means an individual who, at the time the Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                  2.29 "VOTING STOCK" means shares of capital stock of the Company the holders of which are entitled to vote for the election of directors, but excluding shares entitled to so vote only upon the occurrence of a contingency unless that contingency shall have occurred.





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                                   ARTICLE III

                                   ELIGIBILITY

                  The individuals who shall be eligible to receive Incentive Options shall be those key employees of the Company or any of its Affiliates as the Committee shall determine from time to time. The individuals who shall be eligible to receive Awards other than Incentive Options shall be those persons, including employees, consultants, advisors, directors and other persons, who have responsibility for the management and growth of the Company or any of its Affiliates or other persons providing services to the Company or any of its Affiliates as the Committee shall determine from time to time. The Board may designate one or more individuals who shall not be eligible to receive any Award under the Plan or under other similar plans of the Company.






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                                   ARTICLE IV

                      GENERAL PROVISIONS RELATING TO AWARDS

                 4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Employees of the Company or any of its Affiliates and other eligible persons as it shall from time to time determine, Awards under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock to be covered by any Award to be granted to any person shall be as determined by the Committee. In addition, pursuant to direction from the Board of Directors, the Committee may also establish local country plans as subplans to this Plan, each of which shall be attached as an appendix hereto. In establishing such a plan, the Committee shall take any action, before or after an Award is made, which it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals; provided, that the Board of Directors may not take any action hereunder which would violate any securities law of any governing country. Provided further, that no such action shall constitute any change in the aggregate number of shares of Stock which may be issued under Awards under this Plan, nor shall any such action expand the Employees (or class of Employees) otherwise eligible to receive Awards hereunder, nor in any way cause Incentive Options granted hereunder to cease to qualify as incentive options. In the event of a conflict between the terms of the Plan and the terms of any local country plan, the terms of the Plan shall control.

                 4.2 DEDICATED SHARES; MAXIMUM AWARDS. The total number of shares of Stock with respect to which Awards may be granted under the Plan is 3,000,000. The shares of Stock may be treasury shares or authorized but unissued shares. The total number of shares of Stock with respect to which Incentive Options may be granted under the Plan is 3,000,000 shares. The total number of shares of Stock with respect to which Restricted Stock Awards may be granted under the Plan is 3,000,000 shares. The maximum number of shares subject to Options which may be issued to any person under the Plan during any calendar year is 200,000 shares. The maximum number of shares subject to Restricted Stock Awards which may be granted to any person under the Plan during any calendar year is 200,000 shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

                  If any outstanding Award expires or terminates for any reason or any Award is surrendered or canceled, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

                 4.3 NON-TRANSFERABILITY. Incentive Options shall not be transferable by the Employee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Employee's lifetime, only by him. Except as specified in the applicable Award agreements or in domestic relations court orders, other Awards shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him. In the discretion of the Committee, any attempt to transfer



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an Award other than under the terms of the Plan and the applicable Award agreement may terminate the Award.

                  4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder of that Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by the Plan pursuant to applicable securities laws. In the event the Stock issuable on exercise of an Option or pursuant to any other Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

                  4.5 RECAPITALIZATION OR REORGANIZATION OF THE COMPANY.

                  The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Awards under this Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Award, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Award in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the



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adjustment. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

                  If while unexercised Awards remain outstanding under the Plan
(i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), or (iii) the Company is to be dissolved and liquidated (each such event is referred to herein as a "Corporate Change"), then (x) except as otherwise provided in an Award Agreement or as a result of the Board of Directors' effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and (y) no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual
Holder:

                  (1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate,

                  (2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of this Plan or the Award Agreements evidencing such Awards) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Awards and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise price(s) under such Awards for such shares,

                  (3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new Award substituted for some or all of their then outstanding Awards (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change,

                  (4) provide that the number and class of shares of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of stock or other



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         securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement and/or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award, or

                  (5) make any adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

                  In effecting one or more of alternatives (3), (4) or (5) above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

         In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of shares of stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

         The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

                  4.6 ELECTION UNDER SECTION 83(b) OF THE CODE. No Holder shall exercise the election permitted under section 83(b) of the Code without written approval of the Committee. Any Holder doing so may, in the discretion of the Committee, forfeit any or all Awards issued to him under the Plan.




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                                    ARTICLE V

                                     OPTIONS

                  5.1 TYPE OF OPTION. The Committee shall specify in an Option Agreement whether a given Option is an Incentive Option or a Nonqualified Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which incentive stock options first become exercisable by an Employee during any calendar year (under the Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000.00, the Incentive Option shall be treated as a Nonqualified Option. In making this determination, incentive stock options shall be taken into account in the order in which they were granted.

                  5.2 EXERCISE PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than 100 percent of the Fair Market Value of the shares of Stock on the date the Option is granted. In its discretion, the Committee may provide that the price at which shares of Stock may be purchased under an Option shall be more than the minimum price specified above. In the case of any Ten Percent Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110 percent of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which Stock may be purchased under a Nonqualified Option shall be specified in an Optionee's Option Agreement, and may be more or less than 100% of the Fair Market Value of the shares of Stock on the date the Option is granted.

                  5.3 DURATION OF OPTIONS. The Option Agreement shall specify the term of the Option; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted. In the case of a Ten Percent Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

                  5.4 AMOUNT EXERCISABLE. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. Unless the Option Agreement expressly specifies otherwise, an Option shall not continue to vest after the Optionee's severance of employment or affiliation relationship with the Company and all Affiliates for any reason. If specified in the Option Agreement, an Option will be exercisable in full upon the occurrence of a Change of Control. Otherwise, a Change of Control shall not effect the exercisability of the Option.

                  5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the exercise price under the Option, and/or any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. Such notice to the Committee shall either



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be by written notice, or if permitted by the Committee and communicated to the
Holder, communicated electronically. As promptly as practicable after receipt of appropriate notification and payment, the Company shall deliver to the Holder certificates for the number of shares with respect to which the Option has been exercised, issued in the Holder's name.

                  The Committee may, in its sole discretion, permit a Holder to elect to pay the exercise price upon exercise of an Option by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding resulting from such exercise.

                  An Option may not be exercised for a fraction of a share of Stock.

                  5.6 EXERCISE ON TERMINATION OF EMPLOYMENT.

                  (a) Termination of Employment Other Than As a Result of Retirement, Death or Disability. Unless it is expressly provided otherwise in the Option Agreement, an Option shall terminate one day less than three months after the severance of employment or affiliation relationship between the Holder and the Company and all Affiliates for any reason, with or without cause, other than Retirement, death or Disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of an Employee shall be determined by the Committee at that time.

                  (b) Retirement. Unless it is expressly provided otherwise in the Option Agreement, an Option shall terminate one day less than one year after the Retirement of the Holder.

                  (c) Death. After the death of the Holder, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the earlier of the Option's expiration or one day less than one year after the death of the Holder, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option Agreement.

                  (d) Disability. If, before the expiration of an Option, the Holder shall be severed from the employ of or affiliation with the Company and all Affiliates due to Disability, the Option shall terminate on the earlier of the Option's expiration date or one day less than one year after the date of his severance due to Disability, unless it is expressly provided otherwise in the Option Agreement. In the event that the Holder shall be severed from the employ of or affiliation with the Company and all Affiliates for Disability, the Holder shall have the right prior to the termination of the Option to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his severance of employment or affiliation due to Disability, unless it is expressly provided otherwise in the Option Agreement.




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                  (e) Employment With an Entity in a Section 424(a) Transaction.
In determining the employment relationship between the Company and or any Affiliate and an Employee, employment by a corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies shall be considered employment by the Company or an Affiliate.

                  5.7 SUBSTITUTION OPTIONS. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

                  5.8 NO RIGHTS AS STOCKHOLDER. No Holder shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.





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                                   ARTICLE VI

                             RESTRICTED STOCK AWARDS

                  6.1 RESTRICTED STOCK AWARDS. The Committee may make Awards of Restricted Stock to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to, any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to shares of Restricted Stock, the Committee may issue such instructions to the Company's stock transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions.

                  Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

                  6.2 HOLDER'S RIGHTS AS STOCKHOLDER.

                  (a) From the date a Restricted Stock Award is granted, the Holder shall have the right to receive all cash dividends or other distributions paid or made with respect to the shares of Stock subject to the Award.

                  (b) Commencing on the date of the transfer of shares of Restricted Stock to a Holder on the books of the Company pursuant to an Award, the Holder shall have the right to vote the shares subject to the Award.






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                                   ARTICLE VII

                                 ADMINISTRATION

                  The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

                  (a) determine the persons to whom and the time or times at which Awards will be made,

                  (b) determine the number of shares and the exercise price of Stock covered in each Award, subject to the terms of the Plan,

                  (c) determine the terms, provisions and conditions of each Award, which need not be identical,

                  (d) accelerate the time at which any outstanding Option may be exercised, or Restricted Stock Award will vest,

                  (e) define the effect, if any, on an Award of the death, disability, retirement, or termination of employment or affiliation relationship between the Holder and the Company and Affiliates,

                  (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

                  (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.




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                                  ARTICLE VIII

                        AMENDMENT OR TERMINATION OF PLAN

                  The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion. The Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under the Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.






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

                                   ARTICLE IX

                                  MISCELLANEOUS

                  9.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

                  9.2 NO EMPLOYMENT OR AFFILIATION OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

                  9.3 FORFEITURE. Notwithstanding any other provisions of the Plan, if the Committee finds by a majority vote after full consideration of the facts that the Holder, before or after termination of his employment or affiliation relationship with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Holder shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Holder's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

                  The decision of the Committee as to the cause of the Holder's discharge, the damage done to the Company or an Affiliate, and the extent of the Holder's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Holder by the Company or an Affiliate in any manner.

                  9.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option, or lapse of restrictions on Restricted Stock. In the alternative, the Company may require the Holder of an Award to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within ten days after the date of exercise or lapse of restrictions. In the discretion of the Committee, a Holder may use shares of

Stock received by the Holder upon the exercise of a Nonqualified Option to satisfy any required tax withholding obligations of the Company or an Affiliate that result from the exercise. The Committee may, in its discretion, permit a Holder to satisfy any tax withholding obligations arising upon the vesting of Restricted Stock by delivering to the Holder of the Restricted Stock Award a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares of Restricted Stock, the Company shall (i) calculate the amount of withholding tax due on the assumption that all such vested shares of Restricted Stock are made available for delivery, (ii) reduce the number of such shares made available for delivery so that the Fair Market Value of the shares withheld on the vesting date approximates the amount of tax the Company is obliged to withhold and (iii) in lieu of the withheld shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the withholding tax due. The Company shall withhold only whole shares of Stock to satisfy its withholding obligation. Where the Fair Market Value of the withheld shares does not equal the Company's withholding tax obligation, the Company shall withhold shares with a Fair Market Value slightly in excess of the amount of its withholding obligation and shall remit the excess cash to the Holder of the Restricted Stock Award with the shares of Stock made available for delivery. The withheld shares of Restricted Stock not made available for delivery by the Company shall be retained as treasury stock or will be cancelled and, in either case, the Holder's right, title and interest in such Restricted Stock shall terminate. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Restricted Stock until the Company or an Affiliate has received payment sufficient to cover all tax withholding amounts due with respect to that exercise. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

                  9.5 WRITTEN AGREEMENT. Each Award shall be embodied in a written agreement ("Award Agreement") which shall be subject to the terms and conditions of the Plan and shall be accepted by the Holder either electronically or by signature as established by the Committee and communicated to the Holder from time to time. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of the Plan.

                  9.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board, whether or not he continues to be a member of the Committee and/or the Board at the time of incurring the expenses -- including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee and the Board unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board and shall be in addition to all other rights to which a member of the Committee and the Board may be entitled as a matter of law, contract, or otherwise.

                  9.7 GENDER. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

                  9.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

                  9.9 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

                  9.10 OTHER OPTIONS OR AWARDS. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

                  9.11 GOVERNING LAW. The provisions of the Plan shall be construed, administered, and governed under the laws of the State of Texas.



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